SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 1999


                           ORGANIC FOOD PRODUCTS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


California                          333-22997                    94-3076294
----------                          ---------                    ----------
(State or other                  (Commission File              (IRS Employer
jurisdiction of incorporation)     Number)                   Identification No.)




                           550 Monterey Road, Suite B
                              Morgan Hill, CA 95037
                              ---------------------
                     Address of Principal Executive Offices


                                 (408) 782-1133
                                 --------------
                         (Registrant's telephone number,
                              including area code)
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ITEM 1. CHANGE IN CONTROL OF REGISTRANT

     See ITEM 2.

ITEM 2. ACQUISITION OF OR DISPOSITION OF ASSETS

     On October 6, 1999, Spectrum Naturals, Inc. ("SNI") and Organic Ingredients, Inc. ("OI"), California corporations, (together "Constituent Corporations") were merged with and into Organic Food Products, Inc. (the "Registrant" or the "Company"), pursuant to the Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), dated May 14, 1999.

     The merger of the Constituent Corporations with and into the Company (the "Merger") will become effective at the time of the acceptance for filing of an Agreement of Merger with the office of the California Secretary of State (the Effective Time") which has been submitted and is pending as of the date of this filing, but when accepted may be effective as of a date prior to the date of acceptance. At the Effective Time: (i) Constituent Corporations will cease to exist; (ii) the Registrant will be the surviving corporation (iii) the Company will change its name to "Spectrum Organic Products, Inc." and (iv) subject to the provisions of the Merger Agreement relating to the payment of fractional shares, each share of SNI and OI common stock will be cancelled and converted into 4,669.53 shares and 39.5 shares, respectively, of the Registrant's, no par value, common stock ("Company Common Stock"), subject to certain post closing adjustments in the case of the SNI merger. The merger exchange ratios were determined as a result of arms length negotiations between the parties.

     As a result of and immediately after the Merger, SNI shareholders will receive approximately 36,286,495 shares and OI shareholders will receive approximately 3,950,000 shares of Company Common Stock. Following the distribution of the Company Common Stock after the Merger, existing shareholders of SNI will own approximately 73.8% of the Registrant's common stock outstanding, existing shareholders of OI will own approximately 9.0% of the Registrant's common stock outstanding, and the existing shareholders of the Registrant will own approximately 17.2% of the Registrant's common stock outstanding. This transaction, which will be accounted for as a reverse acquisition, has resulted in a change of control of the Registrant.

     Jethren Phillips, Chief Executive Officer and Chairman of the Board of the Company and former shareholder of SNI, will have beneficial ownership of 31,519,328 shares or 71.9% of Company Common Stock following the Merger. John Battendieri, Vice President of Business Development of the Company (former Chief Executive Officer) and shareholder of the Company and former shareholder of OI, will have beneficial ownership of 4,077,499 shares or 9.3% of Company Common Stock following the Merger. Neil Blomquist, division President of the Company and former shareholder of SNI, will have beneficial ownership of 1,657,683 or 3.7% of Company Common Stock following the Merger. Joseph Stern, division President of the Company and former shareholder of OI, will have beneficial ownership of 1,977,000 or 4.5% of Company Common Stock following the Merger. Richard Bacigalupi, Chief Financial Officer of the Company will have beneficial ownership of 418,000 shares of Company Common Stock following the Merger. Phil Moore, director of the Company will have beneficial ownership of 366,000 shares of Company Common Stock following the Merger.

     SNI is a manufacturer and marketer of organic and all natural oils, vinegars, oil-based spreads and condiments under the "Spectrum Naturals" label and essential fatty acid nutritional supplements under the "Spectrum Essentials" label. Industrial ingredients are sold through its Spectrum Commodities division. OI is a manufacturer and supplier of industrial, premium quality, certified organic fruit and vegetable ingredients and vinegars to the natural foods industry. The Company will continue these businesses after the merger under the name "Spectrum Organic Products, Inc."

     In connection with the Merger, the Company completed a Private Placement of 16 Units. Each Unit consisted of a $25,000 unsecured and subordinated promissory note bearing interest of 10%, plus warrants to purchase 10,000 shares of Company Common Stock at $.01 per share from January 1, 2000 to September 30, 2000. The buyers of the Units were current shareholders/warrant holders of the Registrants.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired.

     See Registrant's Joint Proxy Registration Statement on Form S-4, declared effective July 30, 1999. Any additional financial information required will be filed within 60 days of October 6, 1999.

(b)  Pro forma financial statements.

     See Registrant's Joint Proxy Registration Statement on Form S-4, declared effective July 30, 1999. Any additional financial information required will be filed within 60 days of October 6, 1999.

(c)  Exhibits.

     10.16 Agreement and Plan of Merger and Reorganization dated May 14, 1999 by and between Organic Food Products, Inc. and Organic Ingredients, Inc. (1)
     10.17 Agreement and Plan of Merger and Reorganization dated May 14, 1999 by and between Organic Food Products, Inc. and Spectrum Naturals, Inc. (1)
     10.18 Form of Amended and Restated Articles of Incorporation of Organic Food Products, Inc. (1)
     10.23 September 23, 1999 Private Placement Memorandum by Organic Food Products, Inc. (2)
     10.24     Amended and restated Bylaws of Spectrum Organic Products, Inc.
     99.1      Press release dated October 7, 1999.

-------------------------

(1) Incorporated by reference to annexes filed with Registrant's Joint Proxy Registration Statement on Form S-4, File No. 333-83675, declared effective July 30, 1999.

(2) Incorporated by reference to exhibits filed with Registrant's Form 10K on October 13, 1999.

ITEM 8. CHANGE IN FISCAL YEAR

     As noted in Item 2, the Merger will be accounted for as a reverse acquisition and SNI will be considered the accounting acquirer. Accordingly, on October 6, 1999, the Board of Directors of the Company voted to change the Company's fiscal year from a year ending June 30, and adopt the December 31 year-end of SNI. The Company intends to file a report on Form 10Q for the quarterly period ending September 30, 1999 for the Registrant, excluding the Constituent Corporations, as the Merger was not yet effective at that date. A Form 10K will be filed by the Company reporting the results of operations for SNI as accounting acquirer for the 12 months ending December 31, 1999. Results of operations for the Registrant beginning October 6, 199 will include the Company and Constituent Corporations.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 1999                      Organic Food Products, Inc.

                                             /s/ Richard R. Bacigalupi
                                             -------------------------
                                             Richard R. Bacigalupi
                                             Chief Financial Officer